UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2016

Trovagene, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission File	IRS Employer
of incorporation or organization)	Number)	Identification No.)

11055 Flintkote Avenue, Suite A

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On July 20, 2016, Trovagene, Inc. (the “Company”) entered into a Fifth Amendment (the “Amendment”) to the Loan and Security Agreement with Oxford Finance LLC (“Oxford”) and Silicon Valley Bank (“SVB” and together with Oxford, the “Lenders).  Pursuant to the Amendment, the Company is required to make interest only payments on the outstanding amount of the loan on a monthly basis through March 1, 2017 and provided that (i) the Company has successfully secured agreements with insurance providers/networks resulting in 168 million aggregate U.S. covered lives and (ii) the Company’s Trovera™ EGFR, KRAS and BRAF products have been placed on a list of diagnostic tests at a major U.S. cancer center satisfactory to the Lenders, through September 1, 2017.    In addition, the maturity date of the loan was amended to February 1, 2020.  Further, each of the Lenders received a warrant to purchase an aggregate 15,496 shares of Company common stock at an exercise price of $4.84 per share exercisable for ten years from the date of issuance.  The foregoing summaries of the Amendment and the Warrants do not purport to be complete and are qualified in their entirety by reference to the copies of the form of Amendment and form of Warrant filed with the SEC as exhibits to this Form 8-K.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.10 Entry into a Material Definitive Agreement of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02                                           Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 Entry into a Material Definitive Agreement of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The issuances of the securities described in Item 1.01 were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act (or Regulation D promulgated thereunder) as a transaction by an issuer not involving any public offering. Each recipient of securities represented that such recipient was an accredited investor under Regulation D.

Item 8.01                                           Other Events.

On July 26, 2016, the Company issued a press release announcing the publication of study results that demonstrate the clinical and analytical validity of the Trovera™ urine- and blood-based liquid biopsy tests to assess EGFR T790M mutational status, A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.  In addition, the Company issued a press release announcing that it will report financial results for the second quarter ended June 30, 2016 on Thursday, August 4, 2016 at 4:00 p.m. Eastern Daylight Time (1:00 p.m. Pacific Daylight Time).  A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

4.1	Form of Warrant issued to Lenders
10.1	Form of Fifth Amendment to Loan and Security Agreement dated as of July 20, 2016 by and among Oxford Finance LLC, Silicon Valley Bank and Trovagene, Inc.
99.1	Press Release of Trovagene, Inc. dated July 26, 2016
99.2	Press Release of Trovagene, Inc. dated July 26, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         July 26, 2016

TROVAGENE, INC.

By:	/s/ William J. Welch
William J. Welch
President and Chief Executive Officer